THE SYMBOLS [****] DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) THE TYPE OF INFORMATION THE COMPANY BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. TENEX ROSATOM TENEX, Joint-Stock Company (TENEX) 28. bldg. 3, Ozerkovskaya emb., Moscow, 115184, Russia Tel.: +7 (495) 543 33 87; fax: +7 (495) 543 33 85 E-mail: info@tenex.ru; www.tenex.ru CONFIDENTIAL Ref. No. 006-05/4618-KT dated October 14, 2025 Business Confidential Proprietary Information Mr. John M.A. Donelson Senior Vice President, Sales and Chief Marketing Officer United States Enrichment Corporation 690 I Rockledge Drive, Suite 800 Bethesda, MD 20817-1867 Ref: Enriched Product Transitional Supply Contract, TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127, dated March 23, 2011, as amended (the "Contract'') between United States Enrichment Corporation ("USEC") and TENEX, Joint Stock Company ("TENEX"), Side Letter of April 7, 2025 (TENEX registration 006-05/1701-kt), Side Letter of July 14, 2025 (TENEX registration 006-05/3155-kt (the "Payment SLs") Subject: Amendment of Certain Payment Terms of the Contract Dear Mr. Donelson: TENEX hereby proposes that, by execution of this Side Letter (the "Side Letter''), USEC and TENEX agree to change the Payment SLs to read as follows: 1. On [****],[****], [****], [****],[****],[****] and [****] TENEX effected the following Deliveries of EUP, consisting of EUP in: a. [****] under the USEC Order of [****] (TENEX registration 006- 0511/3122-kt of [****] ) for further delivery under the USEC contract ECSC01-18UE03164, Invoice [****]; and b. [****] under the USEC Order of [****] (TENEX registration 006- 0511/3125-kt of [****] ) for further delivery under the USEC contract ECSC01-17UE03165, Invoice [****]; and c. [****] under the USEC Order of [****] (TENEX registration 006- 0511/3126-kt of [****] ) for further delivery under the USEC contract EC- SC01-22UE03237, Invoice [****]; and

p. 2/6 d. [****] under the USEC Order of [****] (TENEX registration 006- 0511/3127-kt of [****] ) for further delivery under the USEC contract ECSC0l-21UE03232, Invoice [****]; and e. [****] under the USEC Orders of [****] (TENEX registration 006- 0511/3695-kt and /3694 of [****] ) (as amended) for further delivery under the USEC contracts EC-SC01-17UE03165, EC-SC01-17UE03164, EC-SC01- 17UE03216, Invoices [****], [****], [****], [****]; and f. [****] under the USEC Order of [****] (TENEX registration 006- 0511/7067-kt of [****] ) for further delivery under the USEC contract EC- SC01-21UE03222, [****]; and g. [****] under the USEC Order of [****] (TENEX registration 006- 0511/4276-k.t of [****] ) for further delivery under the USEC contract ECSC0l-21 UE03222, invoice has not been issued; and h. [****] under the USEC Order of [****] (TENEX registration 006- 0511/4755-k.t of [****] ) for further delivery under the USEC contract EC- SC01-20UE03210, invoice has not been issued; and i. [****] under the USEC Order of [****] (TENEX registration 006- 0511/5460-k.t of [****] ) for further delivery under the USEC contract EC- SC01-20UE03217, invoice has not been issued. j. [****] under the USEC Order of [****] (TENEX registration 006- 0511/6054-k.t of [****]) for further delivery under the USEC contract EC- SC01-19UE03203, invoice has not been issued. k. [****] under the USEC Order of [****] (TENEX registration 006- 0511/6712-kt of [****] ) for further delivery under the USEC contract EC- SC01-20UE03218, invoice has not been issued. l. [****] under the USEC Order of [****] (TENEX registration 006- 0511/15-kt of [****] ), as amended by the USEC letter of [****] (TENEX registration 006-0511/570-kt of [****] ) for further delivery under the USEC contract EC-SC01-20UE03219, invoice has not been issued. m. [****] under the USEC Order of [****] (TENEX registration 006- 0511/2078-kt of [****] ) for further delivery under the USEC contract ECSC01-22UE03236, invoice has not been issued.

n. [****] under the USEC Order of [****] (TENEX registration 006-0511/2644-kt of [****]) for further delivery under the USEC contract EC-SC01-22UE03236, invoice has not been issued.

o. [****] under the USEC Order of [****] (TENEX registration 006-0511/2645-kt of [****]) for further delivery under the USEC contract EC-SC01-22UE03236, invoice has not been issued.

p. [****] under the USEC Order of [****] (TENEX registration 006-0511/2646-kt of [****]) for further delivery under the USEC contract EC-SC01-19UE03203, invoice has not been issued.

In addition, TENEX expects to Deliver in [****], subject to the receipt of export licenses for these Deliveries:

q. [****] under the USEC Order of [****] amended by the USEC letter of [****] (TENEX registration 006-0511/4508-kt of [****]) for further delivery under the USEC contract EC-SC01-18UE03l88.

r. [****] under the USEC Order of [****] amended by the USEC letter of [****] (TENEX registration 006-0511/4508-kt of [****]) for further delivery under the USEC contract EC-SC01-20UE03216.

s. [****] under the USEC Order of [****] amended by the USEC letter of [****] (TENEX registration 006-0511/4508-kt of [****]) for further delivery under the USEC contract EC-SC01-l8UE03187.

t. [****] under the USEC Order of [****] amended by the USEC letter of [****] (TENEX registration 006-0511/4508-kt of [****]) for further delivery under the USEC contract EC-SC01-21UE03230.

u. [****] under the USEC Order of [****] (TENEX registration 006-0511/3832-kt of [****]) for further delivery under the USEC contract EC-SC01-21UE03230.

v. [****] under the USEC Order of [****] (TENEX registration 006-0511/33833-kt of [****]) for further delivery under the USEC contract EC-SC01-21UE03230.

2. During the period from [****] (both included) USEC delivered to TENEX the [****] in the total quantity of [****] and the Parties agreed the total amount of daily loan fee applicable to this [****] , which is set at [****] US dollars (the "Due loan fee").

p. 3/6

p. 4/6 3. Notwithstanding the terms of Section 6.06 of the Contract, the Payment Due Date for the Deliveries identified in points a-m of Section 1 above shall be changed to not later than [****] , unless the Parties agree otherwise, and subject to point 5 below. 4. Notwithstanding the terms of Section 6.07 of the Contract, but without modification of the second sentence of Section 6.07 of the Contract, the pecuniary payment for the Deliveries in points a-m above shall arrive in TENEX's account with its bank in Russia not later than [****], unless the Parties agree otherwise, and subject to point 5 below. 5. In the event that TENEX changes the payment instructions for the invoices of the Deliveries in points a-1 above or provides the invoices in accordance with point 6 below at any time before [****] , USEC shall effect pecuniary payments not later than [****] calendar days from the date of receipt of TENEX's letter (containing the payment instructions) by USEC or the date the corresponding invoice is received by USEC, if the date of receipt of TENEX's letter or of the corresponding invoice is later than the initial Payment Due Date of the relevant Delivery (determined in accordance with the Contract) or the due date for the relevant daily loan fee. In this case, the day of the arrival of a pecuniary payment with ultimate payee bank account designated by TENEX shall be [****] calendar days from the date TENEX's letter (containing the payment instructions) is received by USEC, subject to the second sentence of Section 6.07 of the Contract. The periods above may be extended from [****] calendar days to a mutually agreeable period, if USEC requires additional time for verification procedures in relation to the instructions in the bank instructions and the invoice, in which case the date of arrival of the pecuniary payment in the account of the receiving party indicated in the Letter Instructions shall be extended. 6. Notwithstanding the terms of Section 6.06 of the Contract, TENEX shall execute and deliver to USEC the PDF copy of the original invoices for the Deliveries specified in points (g)-(m) and for the Due loan fee as per Section 2 above not later than [****] , unless the Parties agree otherwise. This provision shall also apply to the invoices that TENEX shall issue for any daily loan fee applicable to the [****] to be delivered by USEC to TENEX by [****]. 7. Any capitalized terms used in this Side Letter that are not defined in this Side Letter shall have the meanings ascribed to those terms in the relevant Order and the Contract. 8. Except as expressly modified herein, all provisions of the Contract shall remain unchanged and in full force and effect. In case of any contradictions between the provisions of this Side Letter and the Contract, the provisions of this Side Letter shall prevail over the Contract.

p. 5/6 9. Please indicate your agreement to all of the above by signing on behalf of USEC in the space provided below. This Side Letter shall be effective as of the first date on which USEC has signed in the space provided and shall form an integral part of the Contract. The Side Letter may be signed in counterparts and delivered by any of the means permitted by Section 16.01 of the Contract, including by electronic mail in Adobe portable document format (.pdf) to the electronic mail addresses in Section 16.01. A counterpart document (including in .pdf format) signed by a Party shall constitute an original and all such signed counterparts assembled together shall constitute a fully executed agreement Sincerely, Maria N. Vladimirova Deputy General Director for Commerce Agreed on behalf of United States Enrichment Corporation ( John M.A. Donelson (name) Senior Vice President & Chief Marketing Officer (title) October 14, 2025 (date)